Segmented information	12 Months Ended
Jul. 31, 2025
Segmented information [Abstract]
Segmented information
17.	Segmented information
The Company operates in one reportable operating segment – the development and monetization of environmental assets. All of the Company’s revenue during the year ended July 31, 2025 are attributable to the operating segment of development and monetization of environmental assets. The Company’s assets are located in Canada.